UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2011

OPTIMER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10110 Sorrento Valley Road, Suite C San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 909-0736

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                         Other Events.

On May 27, 2011, the U.S. Food and Drug Administration, or FDA, granted marketing approval for DIFICID™ (fidaxomicin) for the treatment of Clostridium difficile-associated diarrhea, or CDAD, in adults 18 years of age and older.

The Company expects to commence commercial sales of DIFICID in the U.S. in the third quarter of 2011. The Company has committed to conducting a microbiological surveillance program to identify the potential for decreased susceptibility of C. difficile to DIFICID, as well as two post-marketing studies in pediatric patients.  The Company also plans to conduct a randomized trial to evaluate the efficacy of DIFICID in the treatment of patients with multiple CDAD recurrences.

The Company also issued a press release announcing the approval of DIFICID, a copy of which is attached as Exhibit 99.1 to this report.

Forward-Looking Statements

Statements included in this report that are not a description of historical facts are forward-looking statements, including without limitation statements related to the Company’s plans to commercialize DIFICID and to conduct post-marketing studies and surveillance programs. Words such as “believes”, “would”, “anticipates”, “plans”, “expects”, “may”, “intend”, “will”, and similar expressions are intended to identify forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. These forward-looking statements are based on management’s expectations on the date of this report.  Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in the Company’s business including, without limitation, risks relating to: the Company’s and its partners’ ability to commercialize DIFICID according to the Company’s expected timelines, the ability of the Company and its third party contractors to manufacture and supply sufficient quantities of DIFICID in accordance with Good Manufacturing Practices to successfully launch DIFICID in the U.S., the Company’s ability to successfully recruit and retain sales and marketing personnel, the Company’s ability to successfully manage a sales and marketing organization, the Company’s ability to initiate and complete planned post-marketing studies of DIFICID, the Company’s ability to conduct its planned microbiological surveillance program and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

Dated: May 31, 2011	By:	/s/ John D. Prunty
John D. Prunty
Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)